EXHIBIT 10.1



PROMISSORY NOTE
---------------


$90,113.94                              BALTIMORE, MD
                                        as of September 30, 2001

         ON DEMAND, the undersigned promises to pay to the order of eChapman.com, Inc. Ninety Thousand One Hundred Thirteen Dollars and Ninety Four Cents ($90,113.94) at its offices in Baltimore, Maryland, together with interest thereon from the date hereof until paid at a rate of 3.82% per annum.



                                        /s/ Nathan A. Chapman, Jr.
                                        --------------------------
                                        Nathan A. Chapman, Jr.